MUNIYIELD
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYI



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the pur-chase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #16219 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniYield Insured Fund, Inc.                          October 31, 1997


TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield Insured Fund, Inc. earned $0.921 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.82%, based on a month-end per share net asset value of $15.84. Over the same period, the total investment return on the Fund's Common Stock was +9.89%, based on a change in per share net asset value from $15.52 to $15.84, and assuming reinvestment of $0.925 per share income dividends and $0.153 per share capital gains distributions.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +8.79%, based on a change in per share net asset value from $15.01 to $15.84, and assuming reinvestment of $0.461 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.85%; Series B, 3.89%; Series C, 3.89%; Series D, 3.81%; and Series E, 3.55%; Series F, 3.31%; and Series G, 3.65%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the first part of the six-month period ended October 31, 1997, we basically maintained the strategy we had adopted in the six-month period ended July 31, 1997. This was because the US economy was growing at an above-average pace, with no signs that a slowdown was imminent. The FRB chose not to raise interest rates, which would have resulted in higher short-term interest rates. This decision was based on strong economic growth, with no visible signs of inflationary pressures.

During the last two months of the six-month period, the Fund's structure allowed it to perform well during periods of market improvement. In addition, we were able to take advantage of buying opportunities that occurred as a result of large increases in new-issue supply that started coming to market in August.

We continued our strategy of purchasing higherquality, current coupon, income-oriented securities with extended call protection and selling short-call bonds. Through mid-September when our outlook became positive toward the market, we believed that risk was biased toward lower rather than higher interest rates. We adopted a more aggressive portfolio strategy by reducing the Fund's cash reserve level, selling prerefunded bonds and increasing the Fund's duration with the purchase of performance-oriented securities.

Looking ahead, we expect to remain fully invested in the coming months in order to seek to enhance the Fund's dividend yield and performance. We believe that the turmoil in the world's equity markets in October is likely to remove concerns regarding the FRB's raising interest rates during the remainder of 1997 and early 1998.

In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

December 4, 1997




PROXY RESULTS


During the six-month period ended October 31, 1997, MuniYield Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 9, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                Shares Voted               Shares Withheld
                                                                                     For                     From Voting
1. To elect the Fund's Board of Directors:         Joe Grills                     59,034,425                   1,238,286
                                                   Robert S. Salomon Jr.          59,031,950                   1,240,762
                                                   Stephen B. Swensrud            59,035,408                   1,237,304
                                                   Arthur Zeikel                  59,032,420                   1,240,292


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                     For            Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                          59,018,711        265,361         988,639


During the six-month period ended October 31, 1997, MuniYield Insured Fund, Inc. Preferred Stock shareholders (Series A, B,
C, D, E, F and G) voted on the following proposals. The proposals were approved at a shareholders' meeting on October 9, 1997.
The description of each proposal and number of shares voted are as follows:


                                                                                Shares Voted             Shares Withheld
                                                                                     For                   From Voting

1. To elect the Fund's Board of Directors:                 Series A                 1,431                       0
   Joe Grills, Walter Mintz, Robert S. Salomon Jr.,        Series B                 1,640                       0
   Melvin R. Seiden, Stephen B. Swensrud                   Series C                 1,556                       0
   and Arthur Zeikel as follows:                           Series D                 1,587                       2
                                                           Series E                 3,926                      20
                                                           Series F                 1,424                       0
                                                           Series G                 1,494                       0


                                                                                Shares Voted     Shares Voted     Shares Withheld
                                                                                     For            Against          From Voting

2. To ratify the selection of Ernst & Young LLP            Series A                 1,419             12                 0
   as the Fund's independent auditors for the              Series B                 1,437              0               203
   current fiscal year as follows:                         Series C                 1,556              0                 0
                                                           Series D                 1,587              0                 2
                                                           Series E                 3,936             10                 0
                                                           Series F                 1,390              0                34
                                                           Series G                 1,494              0                 0




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MuniYield Insured Fund, Inc.                                                                                    October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)
                         S&P      Moody's    Face                                                                          Value
State                  Ratings    Ratings   Amount                                      Issue                           (Note 1a)

Alabama -- 0.5%          AAA       Aaa      $6,000  Huntsville, Alabama, Health Care Authority, Health Care
                                                    Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (d)         $6,693

Alaska -- 1.5%           AAA       Aaa      21,025  Alaska State Housing Finance Corporation, Refunding,
                                                    Series A, 5.875% due 12/01/2024 (d)(f)(i)                            21,465

Arizona -- 0.6%          A1+       P1        2,600  Maricopa County, Arizona, Pollution Control Corporation,
                                                    PCR, Refunding (Arizona Public Service Company), VRDN,
                                                    Series B, 3.65% due 5/01/2029 (a)                                     2,600
                         NR*       NR*       5,000  Mohave County, Arizona, IDA, IDR (North Star Steel
                                                    Company Project), AMT, 6.70% due 3/01/2020                            5,438

California -- 19.9%                                 Anaheim, California, Public Financing Authority, Lease Revenue
                                                    Bonds (Public Improvements Project), Senior Series A (e):
                         AAA       Aaa       5,250  6% due 9/01/2024                                                      5,854
                         AAA       Aaa       7,300  5% due 9/01/2027                                                      6,984
                         AAA       Aaa       1,595  California HFA, Housing Revenue Bonds, AMT, Series E,
                                                    7% due 8/01/2026 (d)                                                  1,685
                         AA-       Aa        3,750  California HFA, Revenue Bonds, RIB, AMT,
                                                    8.945% due 8/01/2023 (j)                                              4,186
                                                    California State, GO:
                         A+        A1        5,000  6% due 10/01/2008                                                     5,554
                         A+        A1       30,500  5% due 10/01/2023                                                    29,093
                         AAA       Aaa      10,000  Refunding, 5.25% due 6/01/2021 (b)                                    9,853
                                                    California State Public Works Board, Lease Revenue Bonds:
                         A         A2       11,755  (California State University), Series C, 5.40% due 10/01/2022        11,627
                         A         Aaa       8,500  (Department of Corrections -- Monterey County -- Soledad II),
                                                    Series A, 7% due 11/01/2004 (g)                                      10,001
                         A         A         2,750  (Various University of California Projects), Series A,
                                                    6.375% due 10/01/2019                                                 2,996
                         AAA       Aaa      11,085  California State, Various Purpose Bonds, 5.90% due 3/01/2025 (b)     11,601
                         AAA       Aaa       5,000  Contra Costa, California, Water District, Water Revenue Bonds,
                                                    Series D, 6.375% due 10/01/2022 (b)                                   5,457
                                                    Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                         AAA       Aaa       4,000  RITR, Series RI-7, 8.395% due 11/01/2026 (d)(j)                       4,875
                         AAA       Aaa       6,330  Series B, 6.625% due 8/01/2019 (b)                                    6,888
                         AAA       Aaa       8,725  Series B, 6.625% due 8/01/2025 (b)                                    9,494
                         AAA       Aaa      15,000  Los Angeles County, California, Metropolitan Transportation
                                                    Authority, Sales Tax Revenue Bonds (Proposition A -- First Tier),
                                                    Senior Series A, 6% due 7/01/2026 (d)                                15,891
                         AAA       Aaa       5,000  Los Angeles County, California, Transportation Commission,
                                                    Sales Tax Revenue Refunding Bonds, Series B,
                                                    6.50% due 7/01/2015 (c)                                               5,435
                         AAA       Aaa       8,210  M-S-R Public Power Agency, California, Revenue Bonds
                                                    (San Juan Project), Series E, 6.75% due 7/01/2011 (d)                 8,993
                         AAA       Aaa       2,190  Northern California Transmission Revenue Bonds (California-
                                                    Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (d)       2,403
                         AAA       Aaa       6,720  Port of Oakland, California, Port Revenue Bonds, AMT, Series G,
                                                    5.50% due 11/01/2017 (d)                                              6,802
                         BBB-      Baa2      2,710  Riverside County, California, Public Financing Authority,
                                                    Tax Allocation Revenue Bonds (Redevelopment Projects),
                                                    Series A, 5.50% due 10/01/2022                                        2,670
                         AAA       Aaa       3,000  Sacramento, California, Municipal Utility District, Electric
                                                    Revenue Bonds, Series I, 6% due 1/01/2024 (d)                         3,170
                                                    San Diego, California, Public Facilities Financing Authority,
                                                    Sewer Revenue Bonds (c):
                         AAA       Aaa       7,000  5% due 5/15/2025                                                      6,697
                         AAA       Aaa      10,000  Series A, 5.25% due 5/15/2027                                         9,838
                         AAA       Aaa       5,000  San Diego County, California, COP, Refunding (Central Jail),
                                                    5% due 10/01/2025 (b)                                                 4,762
                         AAA       Aaa      12,480  San Francisco, California, Bay Area Rapid Transit District,
                                                    Sales Tax Revenue Bonds, 5.50% due 7/01/2020 (c)                     12,565
                                                    San Francisco, California, City and County Airports Commission,
                                                    International Airport Revenue Bonds (International Airport),
                                                    Second Series:
                         AAA       Aaa       6,000  AMT, Issue 6, 6.60% due 5/01/2024 (b)                                 6,583
                         AAA       Aaa       2,500  Issue 8B, 6.10% due 5/01/2025 (c)                                     2,648
                         AAA       Aaa       9,500  Issue 9B, 5.25% due 5/01/2020 (c)                                     9,328
                         AAA       Aaa       5,000  San Francisco, California, City and County, COP (San Francisco
                                                    Courthouse Project), 5.875% due 4/01/2021 (e)                         5,173
                         AAA       Aaa       7,215  San Francisco, California, City and County, Refunding, UT,
                                                    Series 1, 5% due 6/15/2016 (c)                                        7,027
                         AAA       Aaa      10,000  San Francisco, California, City and County Sewer Revenue
                                                    Bonds, Series A, 5.95% due 10/01/2025 (c)                            10,448
                         AAA       Aaa       7,000  San Joaquin Hills, California, Transportation Corridor Agency,
                                                    Toll Road Revenue Refunding Bonds, Series A, 5.25%
                                                    due 1/15/2030 (d)                                                     6,871
                                                    San Jose, California, Redevelopment Agency Refunding Bonds
                                                    (Tax Allocation --  Merged Area Redevelopment Project) (d):
                         AAA       Aaa       6,895  5.60% due 8/01/2019                                                   7,068
                         AAA       Aaa       5,725  5.625% due 8/01/2025                                                  5,871
                         AAA       Aaa       2,000  Santa Clara County, California, Financing Authority, Lease
                                                    Revenue Bonds (VMC Facility Replacement Project),
                                                    Series A, 6.75% due 11/15/2004 (b)(g)                                 2,325
                                                    Santa Rosa, California, Wastewater Revenue Refunding Bonds (c):
                         AAA       Aaa       3,000  Series A, 5.25% due 9/01/2016                                         3,028
                         AAA       Aaa       3,295  Series B, 6.125% due 9/01/2017                                        3,478
                         AAA       Aaa       5,000  University of California Revenue Bonds (Multiple Purpose
                                                    Projects), Series D, 6.375% due 9/01/2024 (d)                         5,452

Colorado -- 2.0%         AAA       Aaa      12,500  Colorado Public Highway Authority Revenue Refunding Bonds
                                                    (E-470), Senior Series B, 5.48% due 9/01/2025 (d)(k)                  2,791
                         AA        Aa2      14,500  Colorado Springs, Colorado, Utilities Revenue Bonds,
                                                    Series A, 6.10% due 11/15/2005 (g)                                   16,050
                         AAA       Aaa       9,800  Denver, Colorado, City and County Airport, Revenue Refunding
                                                    Bonds, Series D, 5.50% due 11/15/2025 (d)                             9,840
                         AAA       Aaa         105  Douglas County, Colorado, School District No. Re-1 (Douglas and
                                                    Elbert Counties Improvement), Series A, 6.50% due 12/15/2016 (d)        117

Connecticut -- 1.2%      AAA       Aaa       9,695  Connecticut State, HFA (Housing Mortgage Finance Program),
                                                    Series B, 6.75% due 11/15/2023 (d)                                   10,378
                                                    Connecticut State Health and Educational Facilities Authority
                                                    Revenue Bonds (Nursing Home Program):
                         AA-       A1        5,000  (AHF/Hartford), 7.125% due 11/01/2024                                 5,698
                         AA-       A1        1,035  (AHF/Windsor Project), 7.125% due 11/01/2024                          1,180

Delaware -- 0.3%         AAA       Aaa       3,525  Delaware Transportation Authority, Transportation System
                                                    Revenue Bonds, Senior Series, 7% due 7/01/2004 (c)(g)                 4,102

District of              AAA       Aaa      20,100  Metropolitan Washington, DC, Virginia Airports Authority,
Columbia -- 1.6%                                    General Airport Revenue Bonds, AMT, Series A, 6.625%
                                                    due 10/01/2019 (d)                                                   21,878

Florida -- 2.1%          A1+       NR*       5,000  Broward County, Florida, HFA, M/F Housing Revenue Refunding
                                                    Bonds (Water Edge Project), VRDN, 4.20% due 5/15/2027 (a)(f)          5,000
                                                    Dade County, Florida, Water and Sewer System Revenue
                                                    Bonds (c):
                         AAA       Aaa       3,000  5.25% due 10/01/2026                                                  2,965
                         A1+       VMIG1+    7,100  VRDN, 3.60% due 10/05/2022 (a)                                        7,100
                         A1+       VMIG1+      635  Jacksonville, Florida, PCR, Refunding (Florida Power and Light
                                                    Company Project), VRDN, 3.65% due 5/01/2029 (a)                         635
                         A1+       VMIG1+    3,300  Manatee County, Florida, PCR, Refunding (Florida Power and
                                                    Light Company Project), VRDN, 3.65% due 9/01/2024 (a)                 3,300
                         AAA       Aaa       9,940  Orange County, Florida, Tourist Development, Tax Revenue
                                                    Bonds, Series B, 6.50% due 10/01/2002 (b)(g)                         11,103

Georgia -- 1.8%          AAA       Aaa       4,700  Albany, Georgia, Sewer System Revenue Bonds,
                                                    6.70% due 7/01/2002 (d)(g)                                            5,258
                         AAA       Aaa      10,000  Georgia Municipal Electric Authority, Power Revenue Bonds,
                                                    Series EE, 6.40% due 1/01/2023 (b)                                   10,949
                         AAA       Aaa       6,500  Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                                    Tax Revenue Bonds, Second Indenture, Series A, 6.90%
                                                    due 7/01/2004 (d)(g)                                                  7,519
                         AAA       Aaa       2,000  Municipal Electric Authority, Georgia (Project One),
                                                    Sub-Series A, 6.50% due 1/01/2004 (b)(g)                              2,253

Hawaii -- 1.8%                                      Hawaii State Airports Systems Revenue Bonds, AMT,
                                                    Second Series (d):
                         AAA       Aaa       6,000  7% due 7/01/2018                                                      6,531
                         AAA       Aaa      17,145  6.75% due 7/01/2021                                                  18,520

Illinois -- 5.8%         AAA       Aaa       1,500  Chicago, Illinois, Board of Education (Chicago School of
                                                    Reform), UT, 5.75% due 12/01/2020 (b)                                 1,550
                         AAA       Aaa       9,160  Chicago, Illinois, Midway Airport Revenue Bonds, AMT,
                                                    Series A, 6.25% due 1/01/2024 (d)                                     9,699
                         AAA       Aaa       3,870  Chicago, Illinois, O'Hare International Airport, Special Facilities
                                                    Revenue Bonds (International Terminal), AMT, 6.75%
                                                    due 1/01/2018 (d)                                                     4,197
                         AAA       Aaa      12,000  Chicago, Illinois, Public Building Commission, Building
                                                    Revenue Bonds, Series A, 6.50% due 1/01/2018 (d)(h)                  12,660
                         AAA       Aaa       6,000  Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                    6.375% due 1/01/2024 (d)                                              6,530
                         AAA       Aaa      10,000  Chicago, Illinois, Water Revenue Refunding Bonds, 5.25%
                                                    due 11/01/2027 (c)                                                    9,749
                         AAA       Aaa      15,000  Cook County, Illinois, GO, UT, Series A, 6.60% due
                                                    11/15/2002 (d)(g)                                                    16,819
                                                    Illinois Health Facilities Authority Revenue Bonds:
                         NR*       VMIG1+    2,700  (Resurrection Health Care System), VRDN, 3.75%
                                                    due 5/01/2011 (a)                                                     2,700
                         AAA       Aaa       8,545  (Rockford Memorial Hospital), Series B, 6.75%
                                                    due 8/15/2018 (b)                                                     9,292
                         AAA       Aaa       3,000  (Servantcor Project), Series A, 6.375% due 8/15/2021 (e)
                                                    Metropolitan Pier and Exposition Authority, Illinois,                 3,240
                                                    Dedicated State Tax Revenue Bonds (McCormick Place
                                                    Expansion Project), Series A (b):
                         AAA       Aaa       5,000  6.50% due 6/15/2003 (g)                                               5,609
                         AAA       Aaa         175  6.50% due 6/15/2027                                                     193

Indiana -- 1.9 %         AAA       Aaa       3,150  Hammond, Indiana, Multi-School Building Corporation,
                                                    Refunding (First Mortgage), 5.75% due 1/15/2017 (d)                   3,258
                         AAA       Aaa       2,400  Indiana State Vocational Technical College Building Facilities Fee,
                                                    Refunding Bonds (Student Fee), Series D, 6.50% due 7/01/2014 (b)      2,667
                         AAA       Aaa      10,000  Indianapolis, Indiana, Economic Development Revenue Bonds
                                                    (Archdiocese of Indianapolis Education Facilities Project),
                                                    5.50% due 7/01/2026 (d)                                              10,055
                         AAA       Aaa       5,000  Indianapolis, Indiana, Gas Utility Revenue Bonds, Series A,
                                                    6.20% due 6/01/2023 (c)                                               5,369
                         A+        NR*       3,000  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                    Refunding, Series D, 6.75% due 2/01/2020                              3,314
                         AAA       Aaa       2,000  Monroe County, Indiana, Hospital Authority, Hospital Revenue
                                                    Bonds (Bloomington Hospital Project), 6.70% due 5/01/2002 (d)(g)      2,215

Iowa -- 0.2%             AAA       Aaa       2,100  Iowa Financing Authority, S/F Mortgage, Refunding,
                                                    Series F, 6.35% due 7/01/2009 (b)                                     2,211

Kansas -- 1.9%           AAA       Aaa      20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                    Company Project), 7% due 6/01/2031 (d)                               22,118
                         AAA       Aaa       5,000  Kansas State Turnpike Authority, Turnpike Revenue Refunding
                                                    Bonds, 5.25% due 9/01/2017 (b)                                        5,000

Maryland -- 0.3%         NR*       Aa        1,985  Maryland State Community Development Administration,
                                                    Department of Housing and Community Development,
                                                    S/F Program, AMT, Second Series, 6.55% due 4/01/2026                  2,098
                         NR*       Aa        2,085  Maryland State Community Development Administration,
                                                    M/F Housing Revenue Bonds (Department of Housing and
                                                    Community Development), Series C, 6.65% due 5/15/2025                 2,219

Massachusetts -- 4.1%                               Massachusetts State Health and Educational Facilities
                                                    Authority Revenue Bonds:
                         AAA       Aaa       5,000  (Massachusettes General Hospital), Series F, 6.25%
                                                    due 7/01/2020 (b)                                                     5,342
                         AAA       Aaa       7,130  (New England Medical Center Hospitals), Series F,
                                                    6.625% due 7/01/2025 (c)                                              7,807
                         AAA       Aaa      10,000  (Northeastern University), Series E, 6.55% due 10/01/2022 (d)        11,023
                         NR*       Aaa      36,000  Massachusetts State Turnpike Authority, Metropolitan Highway
                                                    System Revenue Bonds, Series A, 5% due 1/01/2037 (d)                 33,884

Michigan -- 3.4%         AAA       Aaa       2,750  Caledonia, Michigan, Community Schools, Refunding, UT,
                                                    6.625% due 5/01/2014 (b)                                              3,022
                         AAA       Aaa      21,750  Michigan State Strategic Fund, Limited Obligation Revenue
                                                    Refunding Bonds (Detroit Edison Company Pollution Project),
                                                    6.875% due 12/01/2021 (c)                                            23,856
                                                    Monroe County, Michigan, PCR (Detroit Edison Company),
                                                    AMT (d):
                         AAA       Aaa       5,000  Series CC, 6.55% due 6/01/2024                                        5,439
                         AAA       Aaa       8,500  Series I-B, 6.55% due 9/01/2024                                       9,268
                         AAA       Aaa       6,300  Western Michigan University, General Revenue Bonds,
                                                    6.125% due 11/15/2002 (c)(g)                                          6,930

Minnesota -- 0.8%        A-        A         4,500  Minneapolis and St. Paul, Minnesota, Housing and
                                                    Redevelopment Authority, Health Care System Revenue Bonds
                                                    (Group Health Plan Inc. Project), 6.90% due 10/15/2022                4,945
                                                    Minnesota State, HFA, S/F Mortgage, AMT:
                         AA+       Aa2       3,645  Series H, 6.50% due 1/01/2026                                         3,814
                         AA+       Aa2       2,835  Series L, 6.70% due 7/01/2020                                         3,004

Mississippi -- 0.3%      AAA       Aaa       3,930  Mississippi Hospital Equipment and Facilities Authority,
                                                    Revenue Refunding Bonds (Mississippi Baptist Medical
                                                    Center), 6.50% due 5/01/2011 (d)                                      4,354

Missouri -- 0.9%         AAA       Aaa       7,000  Kansas City, Missouri, Airport Revenue Bonds, General
                                                    Improvement, Series B, 6.875% due 9/01/2004 (e)(g)                    8,060
                         AAA       Aaa       3,775  Missouri State Health and Educational Facilities Authority,
                                                    Health Facilities Revenue Refunding Bonds (SSM Health
                                                    Care), Series AA, 6.25% due 6/01/2016 (d)                             4,012

Nebraska -- 0.3%         AAA       Aaa       5,000  Nebraska Public Power District Revenue Bonds (Power Supply
                                                    System), Series A, 5.25% due 1/01/2022 (d)                            4,926

Nevada -- 6.4%           AAA       Aaa      15,000  Clark County, Nevada, GO, School District, 6% due 6/15/2014 (c)      15,933
                         AAA       Aaa       9,250  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                                    Power Company Project), 6.55% due 10/01/2013 (b)                     10,108
                         AAA       Aaa      33,755  Nevada State GO, Nos. 49 and 50, 5.50% due 11/01/2025 (c)            33,945
                         AAA       Aaa       2,400  Reno, Nevada, Hospital Revenue Bonds (Saint Mary's Regional
                                                    Medical Center), Series A, 6.70% due 7/01/2021 (d)                    2,605
                                                    Washoe County, Nevada, Gas Facilities Revenue Bonds
                                                    (Sierra Pacific Power Company), AMT:
                         AAA       Aaa      15,000  6.65% due 12/01/2017 (b)                                             16,336
                         AAA       Aaa       5,000  6.55% due 9/01/2020 (d)                                               5,433
                         AAA       Aaa       5,000  Washoe County, Nevada, Water Facilities Revenue Bonds (Sierra
                                                    Pacific Power Company), AMT, 6.65% due 6/01/2017 (d)                  5,456

New Hampshire -- 0.6%    AAA       Aaa       7,660  New Hampshire Higher Educational and Health Facilities
                                                    Authority Revenue Bonds (Elliot Hospital of Manchester),
                                                    6.25% due 10/01/2021 (b)                                              8,137

New Jersey -- 0.7%       AAA       Aaa       9,195  New Jersey State Housing and Mortgage Finance Agency Revenue
                                                    Bonds (Home Buyer), AMT, Series K, 6.375% due 10/01/2026 (d)          9,640

New Mexico -- 1.3%       AAA       Aaa      10,000  Farmington, New Mexico, PCR, Refunding (Southern California
                                                    Edison Company), Series A, 5.875% due 6/01/2023 (d)                  10,374
                         AAA       Aaa       5,750  Gallup, New Mexico, PCR, Refunding (Plains Electric
                                                    Generation), 6.65% due 8/15/2017 (d)                                  6,312
                         NR*       A         1,635  New Mexico Educational Assistance Foundation, Student
                                                    Loan Revenue Bonds, AMT, First Sub-Series A-2, 6.65%
                                                    due 11/01/2025                                                        1,753

New York -- 9.6%         AAA       Aaa       3,500  Metropolitan Transportation Authority, New York, Commuter
                                                    Facilities Revenue Bonds, RITR, Series 9, 8.22% due 7/01/2026 (j)     4,051
                         BBB+      Baa1     10,980  Metropolitan Transportation Authority, New York, Transit
                                                    Facilities Service Contract, Refunding, Series 5, 7%
                                                    due 7/01/2012                                                        11,967
                         AAA       Aaa       6,180  New York City, New York, Educational Construction Fund
                                                    Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (b)               6,224
                                                    New York City, New York, GO, UT:
                         BBB+      Baa1      5,000  Refunding, Series I, 5.875% due 3/15/2012                             5,174
                         BBB+      Baa1      5,820  Series C, 5.375% due 11/15/2027                                       5,565
                         BBB+      Baa1        170  Series C, Sub-Series C-1, 7.50% due 8/01/2019                           192
                         BBB+      Baa1        950  Series D, 7.50% due 2/01/2019                                         1,063
                         BBB+      Baa1     11,250  Series I, 6% due 4/15/2009                                           11,967
                                                    New York City, New York, Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Bonds:
                         AAA       Aaa      18,830  RITR, Series RI 97-6, 7.495% due 6/15/2026 (d)(j)                    19,936
                         A-        A2        8,500  Series B, 5.75% due 6/15/2026                                         8,717
                         AAA       Aaa       5,000  New York City, New York, Trust Cultural Resource Revenue
                                                    Bonds (American Museum of Natural History), Series A,
                                                    5.65% due 4/01/2027 (d)                                               5,127
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                         AAA       Aaa       7,000  (Pace University), 5.70% due 7/01/2022 (d)                            7,216
                         A-        A3        8,000  (State University Educational Facilities), 5.125%
                                                    due 5/15/2027                                                         7,609
                         A-        A3        7,595  (State University Educational Facilities), Series B,
                                                    7% due 5/15/2016                                                      8,200
                         AAA       Aaa      22,000  New York State Energy Research and Development Authority,
                                                    Gas Facilities Revenue Refunding Bonds (Brooklyn Union
                                                    Gas Company), Series A, 5.50% due 1/01/2021 (d)                      22,152
                         BBB+      Baa1     10,000  New York State Thruway Authority, Service Contract Revenue
                                                    Bonds (Local Highway and Bridge), 5.75% due 4/01/2016                10,276

North Dakota -- 0.5%     AAA       Aaa       2,500  Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
                                                    (United Hospital Obligated Group), 6.25% due 12/01/2024 (d)           2,695
                         AAA       Aaa       3,725  Grand Forks, North Dakota, Health Care System Revenue Bonds
                                                    (Altru Health System Obligated Group), 5.60% due 8/15/2017 (d)        3,770

Ohio -- 0.4%             AAA       Aaa       2,500  North Canton, Ohio, School District Improvement Bonds, UT,
                                                    6.70% due 12/01/2019 (b)                                              2,836
                         AAA       Aaa       2,500  Ohio State Higher Educational Facilities Commission,
                                                    Mortgage Revenue Bonds (University of Dayton Project),
                                                    6.60% due 12/01/2017 (c)                                              2,796

Oregon -- 0.9%           AAA       Aaa       5,000  Port of Portland, Oregon, International Airport Revenue Bonds
                                                    (Portland International Airport), AMT, Series 11, 5.625%
                                                    due 7/01/2026 (c)                                                     5,054
                         AAA       Aaa       7,500  Portland Oregon, Sewer System Revenue Refunding Bonds,
                                                    Series A, 5% due 6/01/2015 (c)                                        7,362

Pennsylvania -- 2.6%     AAA       Aaa       4,000  Allegheny County, Pennsylvania, Airport Revenue Refunding
                                                    Bonds (Pittsburgh International Airport), AMT, Series A,
                                                    5.25% due 1/01/2016 (d)                                               3,935
                         AAA       Aaa       5,000  Allegheny County, Pennsylvania, Hospital Development
                                                    Authority, Health Center Revenue Bonds (University of
                                                    Pittsburgh Medical Center), Series B, 5.125% due 7/01/2022 (d)        4,813
                         A1+       P1          400  Beaver County, Pennsylvania, IDA, PCR, Refunding
                                                    (Duquesne Light Company -- Manfield), VRDN, Series B,
                                                    3.55% due 8/01/2009 (a)                                                 400
                         AAA       Aaa      16,000  Montgomery County, Pennsylvania, IDA, PCR, Refunding
                                                    (Philadelphia Electric Company), Series B, 6.70%
                                                    due 12/01/2021 (d)                                                   17,478
                         AA        Aa        4,000  Pennsylvania HFA, RIB, AMT, 8.009% due 4/01/2025 (j)                  4,225
                         AAA       Aaa       5,900  Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                                    Bonds, Series A, 5% due 8/01/2022 (b)                                 5,641

South Carolina -- 2.9%   AAA       Aaa      10,000  Piedmont, South Carolina, Municipal Power Agency, Electric
                                                    Revenue Refunding Bonds, 6.30% due 1/01/2022 (d)                     10,811
                                                    South Carolina State Public Service Authority Revenue Bonds:
                         AAA       Aaa       4,850  Refunding, Series B, 5.875% due 1/01/2023 (c)                         5,047
                         AAA       Aaa      11,900  (Santee Cooper), Series D, 6.50% due 7/01/2002 (b)(g)                13,212
                         AAA       Aaa       7,000  Spartanburg County, South Carolina, Hospital Facilities
                                                    Revenue Refunding Bonds (Spartanburg General Hospital
                                                    System), Series A, 6.625% due 4/15/2022 (e)                           7,644
                         NR*       NR*       4,200  Spartanburg County, South Carolina, Solid Waste Disposal
                                                    Facilities Revenue Bonds (BMW Project), AMT,
                                                    7.55% due 11/01/2024                                                  4,740

Tennessee -- 1.4%        AAA       Aaa       3,820  Johnson City, Tennessee, Health and Educational Facilities
                                                    Board, Hospital Revenue Refunding and Improvement Bonds
                                                    (Johnson City Medical Center), 6.75% due 7/01/2016 (d)                4,167
                         AAA       Aaa       5,000  Metropolitan Government, Nashville and Davidson County,
                                                    Tennessee, UT, Series A, 5.125% due 11/15/2027 (c)                    4,847
                         AAA       Aaa       5,000  Metropolitan Government, Nashville and Davidson County,
                                                    Tennessee, Water and Sewer Revenue Bonds, RIB,
                                                    8.276% due 1/01/2022 (b)(j)                                           5,531
                         A+        A1        4,900  Tennessee HDA, Mortgage Finance, AMT, Series A,
                                                    6.90% due 7/01/2025                                                   5,215

Texas -- 6.0%            AAA       Aaa       3,200  Bexar, Texas, Metropolitan Water District, Waterworks System
                                                    Revenue Refunding Bonds, 6.35% due 5/01/2025 (d)                      3,495
                                                    Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                                    Company Project), AMT (b):
                         AAA       Aaa      11,500  Refunding, 6.50% due 12/01/2027                                      12,471
                         AAA       Aaa       3,800  Series A, 6.75% due 4/01/2022                                         4,134
                         AAA       Aaa       7,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                                    (Houston Light and Power), Series A, 6.70% due 3/01/2017 (b)          7,651
                                                    Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds:
                         A1+       NR*         200  (Methodist Hospital), VRDN, 3.70% due 12/01/2025 (a)                    200
                         AAA       Aaa       2,150  RITR, Series 12, 8.67% due 10/01/2024 (d)(j)                          2,494
                         A1+       NR*       2,900  Refunding (Methodist Hospital), VRDN, 4% due 12/01/2026 (a)           2,900
                         AAA       Aaa       6,885  Houston, Texas, Airport System Revenue Bonds (Sub-Lien), AMT,
                                                    Series A, 6.75% due 7/01/2021 (c)                                     7,437
                         AAA       Aaa       4,465  Houston, Texas, Water and Sewer System Revenue Bonds
                                                    (Junior-Lien), Series A, 6.375% due 12/01/2022 (d)                    4,887
                         AAA       Aaa      11,795  Matagorda County, Texas, Navigation District No. 1, Revenue
                                                    Refunding Bonds (Houston Light and Power Company),
                                                    Series A, 6.70% due 3/01/2027 (b)                                    12,892
                         AAA       Aaa       1,500  Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                                    Electric Company Project), 6.55% due 10/01/2022 (c)                   1,643
                         SP1+      MIG1+    24,500  Texas State, TRAN, Series A, 4.75% due 8/31/1998                     24,690

Utah -- 0.3%             AAA       Aaa       4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                                    6.125% due 12/01/2022 (c)                                             4,161

Virginia -- 1.8%         AAA       Aaa       5,540  Loudon County, Virginia, COP, 6.90% due 3/01/2019 (e)                 6,225
                                                    Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                         AAA       Aaa       9,000  AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)                9,557
                         AA+       Aa1       6,000  AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                   6,344
                         AA+       Aa1       3,500  Series J, Sub-Series J-2, 6.75% due 7/01/2017                         3,759

Washington -- 8.7%       AAA       Aaa       6,595  Chelan County, Washington, Public Utility Dist No. 001,
                                                    Consolidated Revenue Refunding Bonds (Chelan Hydro),
                                                    AMT, Series B, 6.35% due 7/01/2026 (d)                                7,155
                                                    Port Seattle, Washington, Revenue Bonds:
                         AAA       Aaa      10,000  Series A, 5.50% due 10/01/2017 (c)                                   10,189
                         AAA       Aaa       9,495  (Sub-Lien), Series C, 6.625% due 8/01/2017 (d)                       10,472
                                                    Seattle, Washington, Metropolitan Seattle Municipality
                                                    Sewer Revenue Bonds, Series W (d):
                         AAA       Aaa       1,465  6.25% due 1/01/2021                                                   1,571
                         AAA       Aaa       1,750  6.25% due 1/01/2022                                                   1,877
                         AAA       Aaa       5,000  Snohomish County, Washington, Public Utility District No. 001,
                                                    Electric Revenue Bonds (Generation System), AMT, Series B,
                                                    5.80% due 1/01/2024 (d)                                               5,094
                         AAA       Aaa       7,875  Spokane County, Washington, Lease Revenue Refunding
                                                    Financing Bonds (Multi-Purpose Arena Project), AMT,
                                                    Series A, 6.60% due 1/01/2014 (b)                                     8,505
                         AAA       Aaa       6,000  Tacoma, Washington, Refuse Utility Revenue Bonds,
                                                    7% due 12/01/2004 (b)(g)                                              7,020
                         AAA       Aaa       8,705  Tacoma, Washington, Solid Waste Utilities, Revenue Refunding
                                                    Bonds, Series B, 5.50% due 12/01/2019 (b)                             8,781
                         AAA       Aaa       2,000  University of Washington Alumni Association, Lease Revenue
                                                    Bonds (University of Washington Medical Center --
                                                    Roosevelt II), 6.25% due 8/15/2012 (e)                                2,171
                         AAA       Aaa      14,860  Washington State, GO, Series C, 5% due 1/01/2022 (c)                 14,255
                                                    Washington State Health Care Facilities Authority Revenue Bonds:
                         A+        A1        8,300  (Children's Hospital and Medical Center), 6% due 10/01/2022           8,419
                         AAA       Aaa       2,500  (Virginia Mason Obligation Group of Seattle),
                                                    6.30% due 2/15/2017 (d)                                               2,688
                                                    Washington State Public Power Supply Systems, Revenue
                                                    Refunding Bonds:
                         AAA       Aaa      15,175  (Nuclear Project No. 1), Series A, 6.25% due 7/01/2017 (d)           16,281
                         AAA       Aaa      14,000  (Nuclear Project No. 1), Series B, 5.125% due 7/01/2017 (b)          13,552
                         AAA       Aaa       4,800  (Nuclear Project No. 3), Series A, 5.25% due 7/01/2016 (e)            4,705

West Virginia -- 1.0%    AAA       Aaa       4,425  Harrison County, West Virginia, County Commission, Solid Waste
                                                    Disposal Revenue Bonds (Monongahela Power), AMT,
                                                    Series C, 6.75% due 8/01/2024 (b)                                     4,919
                         AAA       Aaa      10,000  West Virginia, School Building Authority, Revenue Refunding
                                                    Bonds (Capital Improvement), Series B, 5.25% due 7/01/2021 (e)        9,840

Wisconsin -- 2.0%        AA        Aa        2,000  Wisconsin, Housing and EDA, Home Ownership Revenue Bonds,
                                                    AMT, Series B, 6.75% due 9/01/2025                                    2,117
                                                    Wisconsin Public Power Inc., Power Supply System Revenue
                                                    Bonds, Series A (d):
                         AAA       Aaa       5,000  6% due 7/01/2015                                                      5,320
                         AAA       Aaa      13,685  5.75% due 7/01/2023                                                  14,124
                                                    Wisconsin State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (Wheaton-Franciscan Services) (d):
                         AAA       Aaa       3,955  6.50% due 8/15/2011                                                   4,281
                         AAA       Aaa       2,000  6% due 8/15/2015                                                      2,069

Total Investments (Cost -- $1,320,322) -- 100.3%                                                                      1,416,517

Liabilities in Excess of Other Assets -- (0.3%)                                                                          (4,903)
                                                                                                                    -----------
Net Assets -- 100.0%                                                                                                 $1,411,614
                                                                                                                    ===========
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) FSA Insured.
(f) FNMA Collateralized.
(g) Prerefunded.
(h) Escrowed to maturity.
(i) GNMA Collateralized.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(k) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

PORTFOLIO ABBREVIATIONS

To simplfy the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
EDA  Economic Development Authority
GO   General Obligation Bonds
HDA  Housing Development Authority
HFA  Housing Finance Agency
IDA  Industrial Development Authority
IDR  Industrial Development Revenue Bonds
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
S/F  Single-Family
TRAN Tax Revenue Anticipation Notes
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:              Investments, at value (identified cost -- $1,320,321,682) (Note 1a)                  $1,416,517,151
                     Cash                                                                                        101,950
                     Receivables:
                     Interest                                                               $24,430,125
                     Securities sold                                                          4,722,689       29,152,814
                                                                                         --------------
                     Prepaid expenses and other assets                                                            73,373
                                                                                                          --------------
                     Total assets                                                                          1,445,845,288
                                                                                                          --------------

Liabilities:         Payables:
                     Securities purchased                                                    32,317,913
                     Dividends to shareholders (Note 1f)                                      1,060,817
                     Investment adviser (Note 2)                                                634,187       34,012,917
                                                                                         --------------
                     Accrued expenses and other liabilities                                                      218,370
                                                                                                          --------------
                     Total liabilities                                                                        34,231,287
                                                                                                          --------------

Net Assets:          Net assets                                                                           $1,411,614,001
                                                                                                          ==============

Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                     Preferred Stock, par value $.05 per share (17,600 shares of AMPS*
                     issued and outstanding at $25,000 per share liquidation preference)                    $440,000,000
                     Common Stock, par value $.10 per share (61,351,136 shares issued
                     and outstanding)                                                        $6,135,114
                     Paid-in capital in excess of par                                       858,201,728
                     Undistributed investment income -- net                                  10,420,273
                     Undistributed realized capital gains on investments -- net                 661,417
                     Unrealized appreciation on investments  -- net                          96,195,469
                                                                                         --------------
                     Total -- Equivalent to $15.84 net asset value per share
                     of Common Stock (market price -- $14.8125)                                              971,614,001
                                                                                                          --------------
                     Total capital                                                                        $1,411,614,001
                                                                                                          ==============
                   * Auction Market Preferred Stock.

                     See Notes to Financial Statements.





Statement of Operations

                                                                                                      For the Year Ended
                                                                                                        October 31, 1997

Investment Income    Interest and amortization of premium and discount earned                                $75,804,754
(Note 1d):

Expenses:            Investment advisory fees (Note 2)                                       $6,533,126
                     Commission fees (Note 4)                                                 1,051,511
                     Transfer agent fees                                                        151,797
                     Accounting services (Note 2)                                               135,264
                     Professional fees                                                           97,161
                     Directors' fees and expenses                                                75,201
                     Custodian fees                                                              71,095
                     Printing and shareholder reports                                            59,355
                     Listing fees                                                                37,417
                     Pricing fees                                                                24,386
                     Amortization of organization expenses (Note 1e)                              2,542
                     Other                                                                       56,076
                                                                                           ------------
                     Total expenses                                                                            8,294,931
                                                                                                            ------------
                     Investment income -- net                                                                 67,509,823
                                                                                                            ------------
Realized &           Realized gain on investments -- net                                                      12,466,054
Unrealized           Change in unrealized appreciation on investments -- net                                  21,056,912
Gain on                                                                                                     ------------
Investments -- Net   Net Increase in Net Assets Resulting from Operations                                   $101,032,789
(Notes 1b, 1d & 3):                                                                                         ============

                     See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     October 31,
Increase (Decrease) in Net Assets:                                                              1997            1996
Operations:          Investment income -- net                                                 $67,509,823      $53,184,275
                     Realized gain on investments  -- net                                      12,466,054        7,245,480
                     Change in unrealized appreciation on investments -- net                   21,056,912         (391,582)
                                                                                            -------------    -------------
                     Net increase in net assets resulting from operations                     101,032,789       60,038,173
                                                                                            -------------    -------------
Dividends &          Investment income -- net:
Distributions to     Common Stock                                                             (51,886,380)     (41,238,191)
Shareholders         Preferred Stock                                                          (13,590,316)     (10,788,626)
(Note 1f):           Realized gain on investments -- net:
                     Common Stock                                                              (6,926,993)      (3,872,510)
                     Preferred Stock                                                           (1,762,542)      (1,178,380)
                                                                                            -------------    -------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders                                            (74,166,231)     (57,077,707)
                                                                                            -------------    -------------
Capital Stock        Proceeds from issuance of Common Stock resulting from
Transactions         reorganization                                                           243,897,323               --
(Notes 1e & 4):      Offering costs from issuance of Common Stock resulting from
                     reorganization                                                              (622,402)              --
                     Proceeds from issuance of Preferred Stock resulting from
                     reorganization                                                           120,000,000               --
                                                                                            -------------    -------------
                     Net increase in net assets derived from capital stock transactions       363,274,921               --
                                                                                            -------------    -------------

Net Assets:          Total increase in net assets                                             390,141,479        2,960,466
                     Beginning of year                                                      1,021,472,522    1,018,512,056
                                                                                            -------------    -------------
                     End of year*                                                          $1,411,614,001   $1,021,472,522
                                                                                            =============    =============
                   * Undistributed investment income -- net (Note 1g)                         $10,420,273       $8,382,551
                                                                                            =============    =============
                     See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended October 31,
                                                                       --------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1997      1996      1995      1994      1993

Per Share            Net asset value, beginning of year                    $15.52    $15.46    $13.85    $16.76    $14.27
Operating                                                                 -------   -------   -------   -------   -------
Performance:         Investment income -- net                                1.15      1.18      1.20      1.20      1.21
                     Realized and unrealized gain (loss) on
                     investments -- net                                       .54       .15      1.66     (2.66)     2.59
                                                                          -------   -------   -------   -------   -------
                     Total from investment operations                        1.69      1.33      2.86     (1.46)     3.80
                                                                          -------   -------   -------   -------   -------
                     Less dividends and distributions to Common
                     Stock shareholders:
                     Investment income -- net.                               (.92)     (.91)     (.92)     (.98)    (1.00)
                     Realized gain on investments -- net                     (.15)     (.09)       -- +    (.26)     (.10)
                     In excess of realized gains on investments -- net         --        --      (.04)       --        --
                                                                          -------   -------   -------   -------   -------
                     Total dividends and distributions to Common
                     Stock shareholders                                     (1.07)    (1.00)     (.96)    (1.24)    (1.10)
                                                                          -------   -------   -------   -------   -------
                     Capital charge resulting from issuance of
                     Common Stock                                            (.01)       --        --        --        --
                                                                          -------   -------   -------   -------   -------
                     Effect of Preferred Stock activity:++
                     Dividends and distributions to Preferred
                     Stock shareholders:
                     Investment income -- net                                (.25)     (.24)     (.28)     (.17)     (.19)
                     Realized gain on investments -- net                     (.04)     (.03)       -- +    (.04)     (.02)
                     In excess of realized gains on investments -- net        --        --       (.01)      --        --
                                                                          -------   -------   -------   -------   -------
                     Total effect of Preferred Stock activity                (.29)     (.27)     (.29)     (.21)     (.21)
                                                                          -------   -------   -------   -------   -------
                     Net asset value, end of year                          $15.84    $15.52    $15.46    $13.85    $16.76
                                                                          =======   =======   =======   =======   =======
                     Market price per share, end of year                 $14.8125    $14.00  $13.6250   $11.625   $15.875
                                                                          =======   =======   =======   =======   =======

Total Investment     Based on market price per share.                       13.92%    10.30%    26.09%   (20.23%)   14.51%
Return:*                                                                  =======   =======   =======   =======   =======
                     Based on net asset value per share                      9.89%     7.76%    20.09%    (9.98%)   26.01%
                                                                          =======   =======   =======   =======   =======

Ratios to Average    Expenses                                                 .63%      .64%      .65%      .66%      .65%
Net Assets:**                                                             =======   =======   =======   =======   =======
                     Investment income -- net.                               5.17%     5.22%     5.55%     5.35%     5.35%
                                                                          =======   =======   =======   =======   =======

Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands)                                      $971,614  $701,473  $698,512  $625,630  $757,138
                                                                          =======   =======   =======   =======   =======
                     Preferred Stock outstanding, end of year
                     (in thousands)                                      $440,000  $320,000  $320,000  $320,000  $320,000
                                                                          =======   =======   =======   =======   =======
                     Portfolio turnover                                     98.91%   100.49%    59.71%    45.71%    39.93%
                                                                          =======   =======   =======   =======   =======

Leverage:            Asset coverage per $1,000                             $3,208    $3,192    $3,183    $2,955    $3,366
                                                                          =======   =======   =======   =======   =======

Dividends Per Share  Series A -- Investment income -- net                    $808      $832    $1,043    $1,184    $1,150
On Preferred Stock                                                        =======   =======   =======   =======   =======
Outstanding:+++      Series B -- Investment income -- net                    $813      $835    $1,043    $1,090    $1,253
                                                                          =======   =======   =======   =======   =======
                     Series C -- Investment income -- net                    $812      $841    $1,042    $1,278    $1,175
                                                                          =======   =======   =======   =======   =======
                     Series D -- Investment income -- net                    $789      $865      $950    $1,144    $1,426
                                                                          =======   =======   =======   =======   =======
                     Series E -- Investment income -- net                    $797      $842      $933    $1,282    $1,492
                                                                          =======   =======   =======   =======   =======
                     Series F -- Investment income -- net                    $706        --        --        --        --
                                                                          =======   =======   =======   =======   =======
                     Series G -- Investment income -- net                    $675        --        --        --        --
                                                                          =======   =======   =======   =======   =======

                   * Total investment returns based on market value,
                     which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                     See Notes to Financial Statements.

                 **  Do not reflect the effect of dividends to Preferred
                     Stock shareholders.
                  +  Amount is less than $.01 per share.
                 ++  The Fund's Preferred Stock was issued on May 22, 1992
                     (Series A, B, C, D and E) and January 27, 1997
                     (Series F and G).
                 +++ Dividends per share have been adjusted to reflect a two-
                     for-one stock split that occurred on December 1, 1994.




MuniYield Insured Fund, Inc.                          October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock
Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering costs -- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the issuance of Common Stock resulting from the reorganization were charged to capital.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $4,595 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the year ended October 31, 1997 were $1,226,673,866 and $1,248,103,643, respectively.
Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                   Realized           Unrealized
                                Gains (Losses)          Gains

Long-term investments            $14,214,790         $96,179,579
Short-term investments                 1,061              15,890
Options purchased                 (1,749,797)                 --
                               -------------       -------------
Total                            $12,466,054         $96,195,469
                               =============       =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $96,195,469, of which $96,211,758 related to appreciated securities and $16,289 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $1,320,321,682.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1997 increased by 16,163,797 pursuant to a plan of reorganization and during the year ended October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.64%; Series B, 3.60%; Series C, 3.60%; Series D, 3.48%; Series E, 3.52%; Series F, 3.59%; and Series G, 3.49%.

In addition, AMPS shares increased by 4,800 pursuant to a plan of reorganization. As a result, as of October 31, 1997, there were 17,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $448,259 as commissions.

5. Acquisition of MuniYield Insured Fund II, Inc.:
On January 27, 1997, MuniYield Insured Fund, Inc. acquired all of the net assets of MuniYield Insured Fund II, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 16,163,797 Common Stock shares and 4,800 AMPS shares of MuniYield Insured Fund, Inc. for 16,420,827 Common Stock shares and 4,800 AMPS shares outstanding of MuniYield Insured Fund II, Inc. MuniYield Insured Fund II, Inc.'s net assets on that date of $363,897,323, including $15,875,569 of unrealized appreciation and $2,185,654 of accumulated net realized capital losses, were combined with those of MuniYield Insured Fund, Inc. The aggregate net assets of MuniYield Insured Fund, Inc. immediately after the acquisition amounted to $1,365,945,620.

6. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074635 per share, payable on November 26, 1997, to shareholders of record as of November 17, 1997.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 1997, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and financial highlights for each of the four years in the period then ended of MuniYield Insured Fund, Inc., were audited by other auditors whose report dated December 6, 1996, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. at October 31, 1997, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                  /S/Ernst & Young LLP
Princeton, New Jersey
December 3, 1997